Statement of Additional Information Supplement August 26, 2022

For the following series with statements of additional information dated January 1, 2022:

American Funds College Target Date Series®	American Funds Retirement Income Portfolio SeriesSM
American Funds Portfolio SeriesSM	American Funds Target Date Retirement Series®

The information under the heading “Proxy voting procedures and principles” in the “Management of the series” section of the statement of additional information for all funds listed above is amended to read as follows:

Proxy voting procedures and principles — The series’ investment adviser, in consultation with the series’ board, has adopted Proxy Voting Procedures and Principles (the “Principles”) for funds in the series as well as their underlying funds with respect to voting proxies of securities held by such funds. The series and its investment adviser, Capital Research and Management Company, are committed to acting in the best interests of the shareholders of each fund in the series. Each fund in the series will principally invest in other American Funds. If an underlying fund has a shareholder meeting, the investment adviser will generally engage an independent, third-party fiduciary to vote the proxy. In the unlikely event that a fund should have to vote a proxy that is not a proxy of an underlying fund, the fund will vote in accordance with the Principles.

Information regarding how the series and each underlying fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of such year (a) without charge, upon request by calling American Funds Service Company at (800) 421-4225, (b) on the Capital Group website at capitalgroup.com and (c) on the SEC’s website at sec.gov. A copy of the full Principles is available upon request, free of charge, by calling American Funds Service Company or visiting the Capital Group website.

Keep this supplement with your statement of additional information.

Lit No. MFGEBS-526-0822O CGD /10149-S92715